NOTE PAYABLE (Details Narrative) - Investor [Member]	1 Months Ended
May 02, 2020 USD ($)
Proceeds from loan	$ 514,678
Interest rate	1.00%
Repayment of loan, Desciption	The promissory note has a fixed payment schedule, commencing ten months following the funding of the note and consisting of seventeen monthly payments of principal and interest, with the principal component of each payment based upon the level of amortization of principal over a two year period from the funding date. A final payment for the unpaid principal and accrued interest will be payable no later than May 2, 2022.
Loan amount	$ 710,500